Dear Shareholders:

            I am pleased to deliver to you the American Growth Fund Series One Annual Report for the year ending July 31, 2018.

            Over the past twelve months the world has seen continued turmoil not only within the Trump administration, but also between the United States and its trade partners.  While it is unclear as to the outcomes of negotiated contracts, it is our feeling that the U.S. Economy will continue to lead.  Domestically there continues to be infighting within, as well as between, the presidential and legislative branches of our government.  However, cooler heads prevail and the market has remained calm during these crises.  The Standard & Poors 500 Index closed out the year at 2,673.61 (12/31/2017) and in the past seven months (up to July 31, 2018) has grown to 2,816.29.  Likewise, the better-known Dow Jones Industrial Average ended the year (12/31/2017) at 24,719.22 and in the past seven months (up to July 31, 2018) has grown to 25,415.19.  According to CNBC’s Jeff Cox in an article about 2nd Quarter GDP the “Gross domestic product grew at a solid 4.1 percent pace.”  In addition, he continues to say that personal consumption expenditures rose 4 percent while business invest also grew 7.3 percent.1

Investment Strategy

            Your Investment Committee uses a fundamental top down approach to manage your portfolio. First, we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current and upcoming economies. From that, our objective is to choose the best companies in those industries. Many of these companies are established, large cap (defined as companies with a market capitalization of $5 billion or more) securities many of which are household names that you will easily recognize.

Performance Overview

            Series One is invested primarily in large cap, growth-oriented domestic common stocks. When you examine the portfolio on the following pages you will note while the largest investment sector is Diversified Company Industry at 10.77% of your portfolio, the largest security in your portfolio is Fair Isaac Corporation at $1,684,004 which provides decision-making solutions to clients in the financial services, telecommunications and retail industries.

            Your American Growth Fund Series One Class A Shares delivered you a 7.32% return since July 31, 2017 through close of business on July 31, 2018. The Dow Jones Industrial Average posted a gain of 18.75% while the S&P 500 posted a gain of 16.24% for the same time period as listed above.  Of the stocks in your Series One portfolio, most of them contributed to the growth of the Fund. The top three active performing investments were Netflix whose market value rose 85.76% (which contributed to a gain of 0.42% of the total gain on investments), Chemed Corp whose market value rose 60.02% (which contributed to a gain of 2.80% of the total gain on investments) and Microsoft Corp. whose market value rose 44.51% (which contributed to a gain of 0.54% of the total gain on investments).

            Unfortunately, not all investments fared as well. Time Warner Inc. whose market value fell 38.40% (which contributed to a loss of 2.18% of the total gain on investments), Maiden Holdings Inc. whose market value fell 32.88% (which contributed to a loss of 0.05% of the total gain on investments) and US Concrete whose market value fell 28.90% (which contributed to a loss of 0.10% to the total gain on investments).

            The investment sectors that had the most positive influence on your Series One portfolio were Diversified Company, Application Software, and Computer Software and Services. The investment sectors that had the most adverse effect on your portfolio were Insurance (Specialty), Building Materials, and Entertainment.

            Additional data, including long-term performance data, can be located on page 28 of this report. Past performance is no guarantee of future results.

Manager’s Discussion

            A trade war. Rising interest rates. Anti-EU sentiment in Europe. Trade disputes with China, Canada and other nations threaten to raise costs for many industries and consumers. Some fear President Trump's tariffs may trigger a full-blown trade war and a recession.2

            Companies facing new tariffs were punished twice: first by the risk of higher costs and then by investors who sold off shares. Each headline on tariffs also shook the broad stock market. However, with no clear direction on tariff policy, U.S. indexes often battled back from tariff-related selling. For example, on June 20, when the European Commission approved a 25% duty on $3.2 billion of imports on U.S. products, the Nasdaq made a new high.2  That said, in 2017, the total value of imports was $2.3 trillion and the total estimated duties were $33.1 billion 5 or about 0.14% which, given the overall economy in 2017, is relatively small. The Federal Reserve has signaled four interest-rate increases for this year, one more than was forecast at the end of last year. Foreign markets are much weaker than a year ago. 2

American Growth Fund, Inc. - Series One – Page 2

            Real gross domestic product (GDP) increased at an annual rate of 4.2 percent in the second quarter of 2018. Real gross domestic income (GDI) increased 1.8 percent in the second quarter, compared with an increase of 3.9 percent in the first quarter. The average of real GDP and real GDI, a supplemental measure of U.S. economic activity that equally weights GDP and GDI, increased 3.0 percent in the second quarter, compared with an increase of 3.1 percent in the first quarter.3 Additionally, the Unemployment Rate has lowered slightly since our last report from 4.1% to 3.9%.4  It is unclear what the long term effect of a fully unemployed economy would be. It is the committee’s outlook that the U.S. Economy will continue to be strong.

            Like our last report, over the next six months we will likely see some more changes in the world. Our Investment Committee will continue to monitor the dollar’s value against the world currencies, signs of a possible trade war, the European economy, as well as the global impact of economic sanctions against North Korea and any other world developments that might affect the U.S. economy and the stocks we are invested in.

            As we look at these indicators of how our economy is doing, we generally continue to be cautiously optimistic. It is our hope that we will see continued growth in the upcoming months.

            My staff and I are always available to discuss your account or answer any questions you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President and Investment Committee Member
American Growth Fund, Inc.

1. https://www.cnbc.com/2018/07/27/us-gdp-q2-2018.html

2. https://www.investors.com/news/stock-market-forecast-next-six-months/

3. https://www.bea.gov/news/2018/gross-domestic-product-second-quarter-2018-second-estimate-corporate-profits-second

4. http://data.bls.gov/timeseries/LNS14000000.

5. https://taxfoundation.org/impact-trade-tariffs-united-states/

American Growth Fund, Inc. - Series One – Page 3

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American Growth Fund, Inc. - Series One – Page 4

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS (unaudited)

January 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK

Diversified Company Industry 10.77%

Chemed Corp ...…………………………………………………………………………	4,693	$1,483,129
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and Roto-Rooter, plumbing and drain cleaning services.)
Honeywell International, Inc. …………………………………………………………..	2,414	385,395

(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)

		1,868,524

Computer Software and Services Industry 9.71%

Fair Isaac Corp* ...…………………..……………………………...…………………..	8,359	1,684,004
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Biotechnology Industry 8.33%

Amgen Inc. …....………………………………………………………………………..	5,287	1,039,160
(Utilizes biotechnology to develop human pharmaceutical products.)
Biogen Inc.* …………………………………………………………………………….	691	231,050

(Is a biopharmaceutical company. It is engaged in discovering, developing, manufacturing and delivering therapies to patients for the treatment of neurodegenerative diseases, hematologic conditions and autoimmune disorders.)

Novo Nordisk A/S ………………..…………………………………………………….	3,490	173,697

(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)

		1,443,907

Semiconductor Capital Equipment 8.15%

Teradyne, Inc ...…………………………………………………………………………	32,687	1,413,713
(The world's largest producer of automated test equipment for semiconductors.)

Machinery Industry 5.81%

Middleby Corp* ...……………….………………………………………………………	5,817	596,126
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)
Flowserve Corp ………………..………………………………………………………..	9,281	411,427
(Makes, designs and markets fluid-handling equipment (pumps, valves and mechanical seals) for industries that use difficult-to-handle or corrosive fluids.)
		1,007,553

Computer & Peripherals Industry 5.25%

Cisco Systems .................................…..……………………………...………………	21,530	910,504
(The leading supplier of high-performance inter-networking products.)

Insurance (Life) 4.75%

Lincoln National Corp ....…..……………………………...……………………………	12,107	824,487
(Through its subsidiaries, engages in multiple insurance and retirement businesses in the United States.)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series One – Page 4

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Cable TV Industry 4.37%

Charter Communications, Inc * ....…..……………………………...…………………	2,490	$758,404
(Is a providers of cable services in the United States. The Company offers entertainment, information and communications solutions to residential and commercial customers.)

Railroad 3.79%

Kansas City Southern ......................…..……………………………...………………	5,655	657,507
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

Semiconductor Industry 3.67%

Intel Corp …………….......................…..……………………………...………………	13,240	636,844
(A leading manufacturer of integrated circuits.)

Environmental Industry 3.55%

Waste Management ……………...............…………………………...………………	6,846	616,140
(The largest solid-waste disposal company in North America.)

Online Media 3.48%

Alphabet Inc. Class A* ……………..……...…….……………………………………..	241	295,760

(Engaged in improving the ways people connect with information & products including Search, Android, YouTube, Apps, Maps & Ads.  It also produces internet-connected home devices & provides internet services.)

Facebook Inc.* ...……………….………….……………………………………………	1,521	262,494

(Operates a social networking website.  The Company’s products are Facebook, Instagram, Messenger, WhatsApp, and Oculus.  Its products enable people to connect and share through mobile devices and personal computers.)

Tencent Holdings Ltd. ADR* ...……………….………….….…………………………	1,000	45,700
(A Chinese Internet giant with businesses and investments in a large variety of Internet services and contents.)
		603,954

Drug 2.36%

Bristol-Myers Squibb Company ………….……………………………………………	5,131	301,446
(Engages in discovering, developing and delivering medicines that help patients prevail over serious diseases.)
Johnson & Johnson ……………..……...…….………………………………………..	818	108,401
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)
		409,847

Communication Services 2.24%

AT&T Inc. …………..……………...............…………………………...………………	12,152	388,500

(Is the second-largest U.S. wireless carrier, serving more than 100 million subscribers, including about 65 million postpaid phone subscribers. The firm also provides fixed-line services, including voice, data, and television services, to consumers and small businesses in 21 states and to larger enterprises worldwide.)

*Non-income producing security

See accompanying notes to financial statements

American Growth Fund, Inc. - Series One – Page 5

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Computer Hardware 2.16%

Apple Inc. …………..………………………...............………………...………………	1,795	$341,571

(Designs, manufactures, & markets mobile communication & media devices, personal computers, & portable digital music plays, & sells a variety of related software, services, accessories, networking solutions, & third-party digital content.)

Enersys ……………………………..……...…….…………………….………………..	400	32,828

(One of the world's leading producers and distributors of industrial batteries, with product lines that include reserve and motive power products. Reserve power products are used for backup power solutions for the continuous operation of critical applications, primarily within the telecommunications industry.)

		374,399

Application Software 2.00%

Microsoft Corporation …………..…………...............………………...………………	3,275	347,412
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)

Chemicals 1.82%

Balchem Corporation ……………..……...…….…………………….………………..	1,659	166,381

(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)

NewMarket Corp. ………….……………………………………………………………	362	148,217

(Manufactures and sells petroleum additives used in lubricating oils and fuels to enhance their performance in machinery, vehicles, and other equipment.  The petroleum additives market has two products: lubricant additives and fuel additives.)

		314,598

Retail – Apparel & Specialty 1.47%

Tractor Supply Company* ………….………………..………………………………	1,300	101,452
(Is the largest operator of retail farm and ranch stores in the United States.)
Ulta Beauty Inc.* ……..……………..……...………….…………….………………..	400	97,756
(Is a North American beauty retailer for cosmetics, skin-care products, fragrance, hair-care products, and salon services.)
Alibaba Group Holding Ltd* …………………..……...………….…...………………..	300	56,169
(Is the world's largest online and mobile commerce company which operates China's most-visited online marketplaces.)
		255,377

Insurance (Property and Causality) 1.41%

Selective Insurance Group Inc. ………….………………..………..…………………	2,145	128,271
(Is a holding company that offers property and casualty insurance products and services in United States.)
Markel Corp* …………..……………..……...………….…………….………………..	100	117,000

(Markel Corp is engaged in the business of property and casualty insurance. It focuses primarily on specialty lines, such as executive liability to commercial equine insurance. It also invests in bakery equipment manufacturing and residential homebuilding.)

		245,271

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series One – Page 6

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Banks 1.40%

Bank of America Corp. ………….………………..……………………………………	4,000	$123,520
(Bank of America Corporation is a bank holding and a financial holding company. The company provides financial products and services to people, companies and institutional investors.)
JPMorgan Chase & Co. ……………..……...………….…………….………………..	1,040	119,548

(JPMorgan Chase & Co is a financial services firm and a banking institution. It is engaged in investment banking, commercial banking, treasury and securities services, asset management, retail financial services, and credit card businesses.)

		243,068

Home Improvement Stores 1.33%

Home Depot Inc. (The) ….………..……...…………...............………………....……	1,171	231,296
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)

Farm & Construction Machinery 1.29%

Caterpillar Inc. ….………..……...…………...............………………...………………	1,549	222,746
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S. exporter.)

Insurance Industry 1.27%

AXA AS ….………..………………………...............………………...………………..	8,714	220,159
(The holding company of an international group of insurance and related financial services.)

Retail Store 1.11%

Dollar Tree, Inc.* ……..…………...............…………………………...………………	2,109	192,510
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)

Aerospace & Defense 1.10%

The Boeing Company ….……….………………..……………………………………	270	96,201
(Manufactures commercial airplanes, provides defense equipment, and maintains a small captive finance division.)
Raytheon Company ……………..……...………….…………….……..……………..	480	95,054

(Is a U.S. defense contractor with over $25 billion in sales. It operates through five segments: integrated defense systems, intelligence and information, missile systems, space and airborne systems, and a cybersecurity business branded Forcepoint.)

		191,255

Entertainment Industry 1.05%

Netflix Inc.* ……………..……...………………………………………………………..	540	182,223
(Provides multimedia content through the internet and subscription based platform for television shows, movies, and original series.)

*Non-income producing security

See accompanying notes to financial statements

American Growth Fund, Inc. - Series One – Page 7

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Exchange Traded Funds 0.91%

IShares TR MSCI India* …………………….………..…..……………………………	1,500	$53,445

Franklin FTSE India* ……..……………..…..………….…………….………………..	2,200	52,301

Krane Shares Bosera MSCI China A* …………………..……...………….…….…..	1,750	51,923

		157,669

Transportation and Logistics - 0.89%

Norfolk Southern Corp …………………….………..…..……………………………	350	59,150

(Is a $10.6 billion railroad operating in the Eastern United States. On 21,000 miles of track, Norfolk Southern hauls shipments of coal, intermodal traffic, and a diverse ix of automobile, agriculture, metal, chemical, and forest products.)

JB Hunt Transportation ……..……………..…..……….…………….………………..	400	47,960

(Its primary operating segments are intermodal delivery, which uses the Class I rail carriers for the underlying line-haul movement; dedicated contract services that provide customer-specific fleet needs; and highway brokerage.)

Old Dominion Freight Line Inc. …………………………..……...………….…….…..	320	46,976
(Is the fourth-largest less-than-truckload carrier in the United States, with more than 225 service centers and 6,900-plus tractors.)
		154,086

Restaurants 0.85%

Starbucks Corporation …..………..……...…………...............………………....……	2,823	$147,897

(A roaster, marketer, & retailer of specialty coffee in the world, operating globally.  It sells a variety of coffee & tea products.  It sells goods and services under brands including Teavana, Tazo, and Seattle's Best Coffee.)

Industrial Products 0.81%

General Electric Co …………...……….………………..……………………………	4,000	54,520

(Is known for its digital industrial offerings and massive installed base spread across a variety of products and services, including aircraft engines, gas turbines, steam turbines, wind turbines, locomotives, and LED lighting, among others. In its current form, the company focuses on aviation, healthcare, and power, but management announced corporate actions in 2018 that will make aviation, power, and renewable the primary areas of focus going forward.)

Vestas Wind Systems A/S ……..……………..……...…………….………………..	2,500	53,575
(Is one of the largest manufacturers of wind turbines in the world..)
Eaton Corp PLC …………………..……...………….…...………………..	400	33,268

(Provides power-management solutions to diversified industrial customers, including electrical transmission systems, lighting, hydraulics, aerospace fuel systems, and truck and auto powertrain systems.)

		141,363

Steel 0.65%

Nucor Corp …………….....………..……...…………...............………………....……	1,680	112,442
(Is engaged in the manufacturing of steel and steel products.)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series One – Page 8

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Travel & Leisure 0.49%

Marriott International Inc. ……..………….………………..………..…………………	400	$51,136
(Operates 1.29 million rooms across 30 brands. Luxury represents nearly 10% of total rooms, while full service, limited service, and timeshares.)
Hilton Worldwide Holdings Inc …………..……………..……...…….………………..	600	47,196

(Markel Corp is engaged in the business of property and casualty insurance. It focuses primarily on specialty lines, such as executive liability to commercial equine insurance. It also invests in bakery equipment manufacturing and residential homebuilding.)

		98,332

Residential Construction 0.49%

NVR Inc.* …………..….....………..……...…………...............………………....……	31	85,542

(NVR Inc is a United States based company engaged in the construction and sale of single-family detached homes, town homes and condominium buildings. It also operates in mortgage banking and title services business.)

Business Services 0.37%

Paychex, Inc. .….………..……...…………...............………………...………………	971	67,018
(Is a provider of integrated payroll, human resources, insurance, and benefits outsourcing solutions for small- to medium-sized business in the United States.)

Building Materials 0.28%

US Concrete, Inc.* .….………..……...……..............………………...………………	1,000	50,500
(US Concrete Inc. is engaged in producing and providing ready-mixed concrete, aggregates and concrete-related products and services to the construction industry in the markets in the United States.)

Total Common Stocks (cost $8,294,134) – 99.50%.……………………………...	17,259,051

Total Investments, at Market Value (cost $8,294,134) …………………...……..	99.50)%	17,259,051)
Other Assets, Less Liabilities ………………………………………………………	0.50)%	86,850)
Net Assets ……………………………………………………………………………...	100.00)%	17,345,901)

*Non-income producing security

See accompanying notes to financial statements

American Growth Fund, Inc. - Series One – Page 9

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

January 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series One – Page 10

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

ASSETS:

Investments, at market value (cost $8,294,134) …….…….………..……………………………..…………………………	$ 17,259,051)
Cash ……………………………………………………………………………………………………………..………………..	78,590)
Receivables:
Shares of beneficial interest sold …………………………………………………………………………………………...	-)
Securities sold ………………………………………………….………………………...…………………………………..	-)
Dividends and interest …………………………………………………………………………………………………….....	14,638)
Recoverable Tax ………...…………………………………………………………………………………………………...	36)
Other ...………………………………………………………………………………………………………………………...	13,161)
Total assets ………………………………………………………………………………………………………..……………..	$ 17,365,476)

LIABILITIES:

Payables:
Shares of beneficial interest redeemed ………………………………………………………………………………….	140)
Securities purchased ………………………………………….………………………………….………………………..	-)
12b-1 fees ……………………………………………………………………………………………….…………………..……	4,770)
Management fee ...……………………………………………………………………………………..………………………..	14,665)
Total liabilities …………………………………………………………………………………………..………………………..	19,575)
NET ASSETS …………………………………………………………………………………………..………………………..	$ 17,345,901)

COMPOSITION OF NET ASSETS:

Paid-in capital …………………………………………………………………………………………..………………………..	$ 11,915,949)
Accumulated net realized loss from investment transactions ………………………………………………………………	(3,534,965)
Net unrealized appreciation of investments …………………………………………………………………………………..	8,964,917)
Net assets ……….………………………………………………………………………………………………………………..	$ 17,345,901)

NET ASSET VALUE PER SHARE:

Class A Shares:
Net asset value, redemption price and offering price per shares (based on net assets of $8,430,733 and 1,597,865 shares of beneficial interest outstanding)	$ 5.28
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 5.60

Class B Shares:
Net asset value, redemption price and offering price per shares (based on net assets of $169,737 and 37,888 shares of beneficial interest outstanding)	$ 4.48

Class C Shares:
Net asset value, redemption price and offering price per shares (based on net assets of $2,592,494 and 579,582 shares of beneficial interest outstanding)	$ 4.47

Class D Shares:
Net asset value, redemption price and offering price per shares (based on net assets of $6,152,937 and 1,097,105 shares of beneficial interest outstanding)	$ 5.61
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 5.95

*Non-income producing security

See accompanying notes to financial statements

American Growth Fund, Inc. - Series One – Page 11

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE

STATEMENT OF OPERATIONS, YEAR ENDED  JULY 31, 2018

INVESTMENT INCOME:

Dividends (Net of $2,408 foreign withholding tax) ..………………………………….………………………...…………	$ 232,289)
Interest ………….……………………………………………….…………...………………………………………………..	136)
Total investment income ……………………………..……………………………………………………..…………………….	$ 232,425)

EXPENSES:

Investment advisory fees (Note 4) ……………………………………………………………………………………………….	171,486)
Administration expenses (Note 4) ……………………………………………………………………………………………….	192,047)
Transfer agent, shareholder servicing and data processing fees …………..………………………………………………..	97,663)
Accounting Fees …………..……………………………………………………………………………………………………...	60,000)
Rent expense (Note 4) ……………………………………………………………………………………………………………	100,329)
Custodian fees ……………………………………………………………………………………………………………………..	18,668)
Professional fees …………………………………………………………………………………………………..………………	93,880)
Registration and filing fees (Note 1) ……………………………………………………………………………………………..	19,796)
Shareholder reports ……………………………………………………………………………………………………………….	4,235)
Distribution and service fees (Note 4):
Class A ………………………………………………………………………………………………………………………...	24,225)
Class B ………………………………………………………………………………………………………………………...	1,707)
Class C ………………………………………………………………………………………………………………………..	26,844)
Directors fees (Note 4) ……………………………………………………………………………………………………………	28,366)
D&O / E&O Insurance …………………………………………………………………………………………………………….	35,381)
Other expenses ……………………………………………………………………………………………………………………	43,540)
Total expenses …………………………………………………………………………………………………………………….	$ (918,167)
Net Investment Loss ………………………………………………………………………………………………………………	$ (685,742)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:

Net realized gain on investments ……………………………………………………………………………………………......	1,395,178)
Net change in unrealized appreciation on investments ……………………………………………………………………….	496,652)
Net gain on investments ………………………………………………………………………………………………………….	1,891,830)
Net increase in net assets resulting from operations ………………………………………………………………………….	1,206,088)

Series One – Page 13

See accompanying notes to financial statements.

Annual Report For the year ended July 31, 213

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE

STATEMENT OF CHANGE

	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss …………………………………………………………………….	(685,742)	(800,947)
Net realized gain on investments ……………………………………………………..	1,395,178)	1,295,829)
Net change in unrealized appreciation on investments …………………………….	496,652)	1,332,420)
Net increase in net assets resulting from operations ……………………………….	1,206,088)	1,827,302)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting form beneficial interest transactions (Note 2):
Class A ……………………………………………………………………………..	80,600)	937,384)
Class B ……………………………………………………………………………..	10,214)	(10,048)
Class C …………………………………………………………………………….	(297,120)	(261,215)
Class D …………………………………………………………………………….	(502,058)	(575,422)
Net change in net assets derived from beneficial interest transactions ………….	(708,364)	90,699)
Total increase …………………………………………………………………………..	497,724)	1,918,001)
Net Assets – Beginning of year ………………………………………………………	16,848,177)	14,930,176)
Net Assets – End of year1 ……………………………………………………………..	17,345,901)	16,848,177)
[1]Includes net investment loss	(336,756)	-

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series One – Page 13

Financial Highlights

AMERICAN GROWTH FUND, INC. SERIES ONE

Class A

Six Months
Ended
		Year Ended
January 31,		July 31,
(unaudited)
	2018	2018	2017	2016	2015	2014
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………...…..	$4.04)	$4.92)	$4.40)	$4.50)	$4.02)	$3.53)
Income gain (loss) from investment operations:
Net investment loss3 .………….………………....	(0.29)	(0.21)	(0.22)	(0.18)	(0.16)	(0.13)
Net realized and unrealized gain (loss) ……......	1.02)	0.57)	0.74)	0.08)	0.64)	0.62)
Total income gain (loss) from investment operations………………………………………...	0.73)	0.36)	0.52)	(0.10)	0.48)	0.49)
Net Asset Value, End of Period ………...…...…	$4.77)	$5.28)	$4.92)	$4.40)	$4.50)	$4.02)
Total Return at Net Asset Value1 ……..………	18.1)%	7.3)%	11.8)%	(9.2)%	8.9)%	11.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ………	895	8,431	7,777	6,001	6,469	5,814
Ratio to average net assets:
Net investment loss …...…………...……………..	(14.25)%	(4.10)%	(4.81)%	(4.33)%	(3.64)%	(3.32)%
Expenses ……..……………………………………	15.08)%	5.51)%	6.37)%	6.13)%	5.30)%	4.96)%
Portfolio Turnover Rate2 …………………………	20%	11%	15%	3%	2%	8%

Class B

Six Months
Ended
		Year Ended
January 31,		July 31,
(unaudited)
	2018	2018	2017	2016	2015	2014
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………...…..	$4.04)	$4.22)	$3.80)	$3.92)	$3.53)	$3.11)
Income gain (loss) from investment operations:
Net investment loss3 .………….………………....	(0.29)	(0.33)	(0.22)	(0.18)	(0.17)	(0.14)
Net realized and unrealized gain (loss) ……......	1.02)	0.59)	0.64)	0.06)	0.56)	0.56)
Total income gain (loss) from investment operations………………………………………...	0.73)	0.26)	0.42)	(0.12)	0.39)	0.42)
Net Asset Value, End of Period ………...…...…	$4.77)	$4.48)	$4.22)	$3.80)	$3.92)	$3.53)
Total Return at Net Asset Value1 ……..………	18.1)%	6.2)%	11.1)%	(3.1)%	11.0)%	13.5)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ………	895	170	150	145	159	215
Ratio to average net assets:
Net investment loss …...…………...……………..	(14.25)%	(7.60)%	(5.51)%	(5.02)%	(4.34)%	(4.05)%
Expenses ……..……………………………………	15.08)%	8.95)%	7.07)%	6.82)%	6.01)%	5.69)%
Portfolio Turnover Rate2 …………………………	20%	11%	15%	3%	2%	8%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2018, aggregated $1,859,060 and $3,269,884, respectively.

3. Amount less than 0.5%.

4. Per share amounts have been calculated using the Average Shares Method

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series One – Page 14

Financial Highlights

AMERICAN GROWTH FUND, INC. SERIES ONE

Class C

Six Months
Ended
		Year Ended
January 31,		July 31,
(unaudited)
	2018	2018	2017	2016	2015	2014
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………...…..	$4.04)	$4.20)	$3.79)	$3.90)	$3.51)	$3.10)
Income gain (loss) from investment operations:
Net investment loss3 .………….………………....	(0.29)	(0.20)	(0.22)	(0.18)	(0.16)	(0.13)
Net realized and unrealized gain (loss) ……......	1.02)	0.47)	0.63)	0.07)	0.56)	0.55)
Total income gain (loss) from investment operations………………………………………...	0.73)	0.27)	0.41)	(0.11)	0.39)	0.41)
Net Asset Value, End of Period ………...…...…	$4.77)	$4.47)	$4.20)	$3.79)	$3.90)	$3.51)
Total Return at Net Asset Value1 ……..………	18.1)%	6.4)%	10.8)%	(2.8)%	11.1)%	13.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ………	895	2,593	2,720	2,697	2,753	2,460
Ratio to average net assets:
Net investment loss …...…………...……………..	(14.25)%	(4.60)%	(5.51)%	(5.02)%	(4.34)%	(4.02)%
Expenses ……..……………………………………	15.08)%	5.91)%	7.07)%	6.82)%	6.00)%	5.66)%
Portfolio Turnover Rate2 …………………………	20%	11%	15%	3%	2%	8%

Class D

Six Months
Ended
		Year Ended
January 31,		July 31,
(unaudited)
	2018	2018	2017	2016	2015	2014
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………...…..	$4.04)	$5.21)	$4.65)	$4.74)	$4.23)	$3.69)
Income gain (loss) from investment operations:
Net investment loss3 .………….………………....	(0.29)	(0.19)	(0.22)	(0.18)	(0.20)	(0.17)
Net realized and unrealized gain (loss) ……......	1.02)	0.59)	0.78)	0.09)	0.71)	0.71)
Total income gain (loss) from investment operations………………………………………...	0.73)	0.40)	0.56)	(0.09)	0.51)	0..54)
Net Asset Value, End of Period ………...…...…	$4.77)	$5.61)	$5.21)	$4.65)	$4.74)	$4.23)
Total Return at Net Asset Value1 ……..………	18.1)%	7.7)%	12.0)%	(1.9)%	11.1)%	14.6)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ………	895	6,153	6,200	6,087	6,590	6,468
Ratio to average net assets:
Net investment loss …...…………...……………..	(14.25)%	(3.51)%	(4.51)%	(4.03)%	(3.34)%	(3.02)%
Expenses ……..……………………………………	15.08)%	4.83)%	6.07)%	5.83)%	5.00)%	4.65)%
Portfolio Turnover Rate2 …………………………	20%	11%	15%	3%	2%	8%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2018, aggregated $1,859,060 and $3,269,884, respectively.

3. Amount less than 0.5%.

4. Per share amounts have been calculated using the Average Shares Method

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series One – Page 15

1.  Summary of Significant Accounting Policies

American Growth Fund, Inc. Series One (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The Fund's primary investment objective is growth of capital. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended July 31, 2018, the following reclassifications were made:

                Accumulated          Accumulated

                Net Investment       Net Realized           Paid-In

                Loss                        Loss                        Capital

                $685,742                 $5,265,364              $(5,951,376)

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017), or expected to be taken in the Fund's 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report for the year ended July 31, 2018                                                                                 American Growth Fund, Inc. - Series One – Page 17

The following is a summary of the inputs used, as of July 31, 2018, in valuing the Fund’s assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 17,259,051	0	0	$ 17,259,051

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2018.

Transfers between levels are recognized at the end of the reporting period.

2.  Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	July 31,2018		July 31,2017
	Shares	Amount	Shares	Amount
Class A:
Sold	214,654)	$ 1,104,489	480,127)	$ 2,164,068)
Dividends and distributions reinvested	-)	-)	-)	-
Redeemed	(197,956)	$ (1,023,889)	(261,961)	$ (1,226,684)
Net increase (decrease)	16,698)	$ 80,600)	218,166)	$ 937,384)
Class B:
Sold	6,329)	$ 28,377)	502)	$ 1,959)
Dividends and distributions reinvested	-)	-)	-)	-
Redeemed	(4,087)	$ (18,162)	(3,035)	$ (12,007)
Net decrease	2,242)	10,215)	(2,533)	$ (10,048)
Class C:
Sold	53,854)	241,970)	73,052)	$ 292,970)
Dividends and distributions reinvested	-)	-)	-)	-
Redeemed	(121,884)	(539,090)	(137,842)	$ (554,185)
Net decrease	(68,030)	(297,120)	(64,790)	$ (261,215)
Class D:
Sold	19,561)	104,339)	6,780)	$ 34,650)
Dividends and distributions reinvested	-)	-)	-)	-
Redeemed	(111,878)	(606,398)	(125,689)	$ (610,072)
Net decrease	(92,317)	(502,059)	(118,909)	$ (575,422)

3.  Realized and Unrealized Gains and Losses on Investments

The identified tax cost basis of investments at July 31, 2018 was $8,561,654. Net unrealized appreciation on investments of $8,697,397, based on identified tax cost as of July 31, 2018, was comprised of gross appreciation of $8,778,047 and gross depreciation of $(80,650). The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

4.  Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class B and Class C shares each are subject to annual service and distribution fees of 1.00% of average daily net assets. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets.

For the year ended July 31, 2018 commissions and sales charges paid by investors on the purchase of Fund shares totaled $49,207 of which $7,703 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's Class B and C shares totaled $3,518 of which $0 was retained by WCB. For the year ended July 31, 2018, WCB received contingent deferred sales charges of $515 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to WCB for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of WCB and IRC. For the year ended July 31, 2018, the Fund paid directors' fees of $21,508, expenses of $5,490, and the audit chair $4,524 for review.

For the year ended July 31, 2018, under an agreement with IRC, the Fund was charged $192,046 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $100,329 by an affiliated company of IRC for the rental of office space.
5.  Federal Income Tax Matters

American Growth Fund, Inc. - Series One – Page 18                                                                                 Annual Report for the year ended July 31, 2018

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

At July 31, 2018, the Fund had available for federal income tax purposes an unused capital loss carryover of $3,267,445, which expires 2019. The Fund utilized $1,279,919 of capital loss carryover. $5,265,635 of unused capital loss carryover expired July 31, 2018.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of July 31, 2018 the components of accumulated gains on a tax-basis were as follows:

                Capital loss carry forward    (3,267,445)

                Unrealized appreciation       8,697,397)

                                                                 5,429,952)

6.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7.  Review of Affiliated Company’s Expenses – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness.  These expense are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the year ended July 31, 2018 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $42,792, Investment Research Corporation $168,541, and AGF Properties, Inc. $133,775 for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning losses totaling World Capital Brokerage, Inc. $(893), Investment Research Corporation $(57,842), and AGF Properties, Inc. $(16,356).

Annual Report for the year ended July 31, 2018                                                                                 American Growth Fund, Inc. - Series One – Page 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

American Growth Fund, Inc. Series One

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc. Series One (the “Fund”), a series of American Growth Fund, Inc., including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2006.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

                                                                                                TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 1, 2018

American Growth Fund, Inc. - Series One – Page 20                                                                                 Annual Report for the year ended July 31, 2018

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A and D shares or contingent deferred sales charges ("CDSC") with respect to Class B and C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 1, 2016 and held for the six months ended January 31, 2017.

Actual expenses (unaudited)

This table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the year ended July 31, 2018

                                Actual

                                Total Return

                                Without                   Beginning                              Ending                   Expenses

                                Sales                       Account                  Account                  Paid During

                                Charges(1)             Value                       Value                       The Period(2)

Class A                   7.32%                      $1,000.00                                $1,011.49                                $51.93

Class B                   6.16%                      $1,000.00                                $1,061.60                                $89.50

Class C                   6.43%                      $1,000.00                                $1,064.30                                $59.10

Class D                   7.68%                      $1,000.00                                $1,014.47                                $45.52

(1)   Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or D shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B or C Shares.

(2)   Expenses are equal to the annualized expense ratio of 5.51%, 8.95%, 5.91% and 4.83% for the Fund’s Class A, B, C, and D shares, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Hypothetical example for comparison purposes (unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds.  To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the year ended July 31, 2018

                                Hypothetical

                                Annualized             Beginning              Ending                   Expenses

                                Total                       Account                  Account                  Paid Expenses

                                Return                     Value                       Value                       The Period(1)

Class A                   5.00%                      $1,000.00                                $989.63                   $51.93

Class B                   5.00%                      $1,000.00                                $1,050                     $89.50

Class C                   5.00%                      $1,000.00                                $1,050                     $59.10

Class D                   5.00%                      $1,000.00                                $942,50                   $45.52

 (1)   Expenses are equal to the annualized expense ratio 5.51%, 8.95%, 5.91% and 4.83% for the Fund’s Class A, B, C, and D shares, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets (unaudited)

(Calculated as a percentage of Net Assets)

July 31, 2018

Sector Breakdown
Diversified Company	10.77)%
Computer Software and Services	9.71)%
Biotechnology	8.33)%
Semiconductor Capital Equipment	8.15)%
Machinery	5.81)%
Computer & Peripherals	5.25)%
Insurance (Life)	4.75)%
Cable TV	4.37)%
Railroad	3.79)%
Semiconductor	3.67)%
Environmental	3.55)%
Online Media	3.48)%
Drug	2.36)%
Communication Services	2.24)%
Computer Hardware	2.16)%
Application Software	2.00)%
Chemicals	1.82)%
Retail - Apparel & Specialty	1.47)%
Insurance (Property and Causality)	1.41)%
Banks	1.40)%
Home Improvement Stores	1.33)%
Farm & Construction Machinery	1.29)%
Insurance	1.27)%
Retail Store	1.11)%
Aerospace & Defense	1.10)%
Entertainment	1.05)%
Exchange Traded Funds	0.91)%
Transportation & Logistics	0.89)%
Restaurants	0.85)%
Industrial Products	0.82)%
Steel	0.65)%
Travel & Leisure	0.57)%
Residential Construction	0.49)%
Business Services	0.39)%
Building Materials	0.29)%

Investments – Common Stocks …………..…...	99.50)%
Cash and Receivables, less Liabilities ……..…	0.50)%
Total Net Assets ……………………………..….	100.00)%

Annual Report for the year ended July 31, 2018                                                                                 American Growth Fund, Inc. - Series One – Page 21

NOTICE TO SHAREHOLDERS at July 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period

Ended June 30, 2018

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-800-525-2406.

American Growth Fund, Inc. - Series One – Page 22                                                                                 Annual Report for the year ended July 31, 2018

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director, Audit Committee Chairman (financial expert), Lead Independent Director	Since September 1987	Certified Public Accountant	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Michael L. Gaughan, 115 Carlisle Pl., Dorchester, NJ DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart is an "interested persons” of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on October 31, 2017

Annual Report for the year ended July 31, 2018                                                                                 American Growth Fund, Inc. - Series One – Page 23

At a regular meeting of the Board of Directors (the “Board”) held on October 31, 2017 (the “meeting”), the Board, assisted by legal counsel representing  the Fund and the Independent Directors,  including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Adviser”) and American Growth Fund, Inc. (the “Fund”).

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors present considered materials furnished by the Adviser, including information about, but not limited to, the Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Adviser prior to the Meeting. At the Meeting, representatives from the Adviser, presented information to the Board regarding the Adviser and the Series One Fund, discussed with the Independent Directors the factors set forth in the Gartenberg Case as they apply to the Director’s consideration of this matter, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

Performance. The Board reviewed American Growth Fund’s investment performance reports, which compared the performance of Series One with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with the Series One Fund’s benchmark index, the S&P 500 (the “S&P 500”), and discussed these reports with representatives of the Adviser. The Board and the Independent Directors considered Series One’s comparative performance for various periods, both long and short terms. A discussion was also held concerning the historical comparisons and how new funds are picked for comparison purposes. Based upon the foregoing and other information provided by the Adviser, the Board, including a majority of the Independent Directors, concluded that the performance of Series One to be satisfactory in light of the information presented at the meeting by the Adviser.

Costs of Services and Profitability. The Board reviewed and considered the contractual annual advisory fee paid by each Series to the Adviser, in light of the extent and quality of the advisory services provided by the Adviser to the Fund. The Board received and considered information including a comparison of the Fund’s contractual advisory fee rate with those of peer funds. The Board also reviewed and considered the total expense ratio for Series One, alongside comparative total expense ratio information for peer funds.  In doing so, the Board also considered the relative size of Series One compared to the peer funds.

In addition, the Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates, based in part on the Adviser financial information presented at the meeting and information regarding amounts paid to the Adviser and its affiliates.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:    The  Board  received  and  considered information regarding the nature, extent, and quality of services provided to Series One under the Agreement.  The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities.  The Board also reviewed the research and decision‐making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, and policies of each Series.

The Board considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the parties  primarily responsible for the day‐to‐day portfolio management of Series One and the extent of the resources devoted to research and analysis of actual and potential investments.

Economies of Scale. After discussion, it was the consensus of the Board that the Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board specifically noted the existence of the “break point” on advisory fees in the Agreement.

Other Benefits to the Adviser: The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with Series One. The Board noted that the Adviser does not have any soft dollar arrangements.

Conclusion. In reviewing the factors above, the Board concluded that no single factor was identified by the Directors to be determinative as the principal factor in whether to renew the Agreement. The Board concluded that:

(1) The nature and quality of services provided to Series One and its shareholders by IRC were reasonable and adequate;
(2) The profitability of IRC and its affiliates from their relationships with Series One was not unreasonable with respect to each Series;
(3) There were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with Series One;
(4) While performance of Series One lagged behind performance of respective peer funds and benchmarks over recent time periods, the Adviser had presented substantive information at the meeting regarding measures aimed at improving performance; and
(5) Series One’s contractual advisory fee rate was within an acceptable range of the median for peer funds, and while Series One’s total expense ratio was generally greater than the median for peer funds, this could be attributed in part to the disparities in relative fund size.

Based on the Board’s’ deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of Series One and its shareholders and accordingly approved continuation of the Investment Advisory Agreement for an additional period.

American Growth Fund, Inc. - Series One – Page 24                                                                                 Annual Report for the year ended July 31, 2018

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Annual Report for the year ended July 31, 2018                                                                                 American Growth Fund, Inc. - Series One – Page 25

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American Growth Fund, Inc. - Series One – Page 26                                                                                 Annual Report for the year ended July 31, 2018

PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and Poors 500. Returns reflect a sales load for Class A and D while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged and generally do not reflect deductions for management fees. You cannot invest directly in an index. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
7/31/2008
7/31/2009
7/31/2010
7/31/2011
7/31/2012
7/31/2013
7/31/2014
7/31/2015
7/31/2016
7/31/2017
7/31/2018
American Growth Fund, Inc. - Series One - Class A
American Growth Fund, Inc. - Series One - Class B
American Growth Fund, Inc. - Series One - Class C
American Growth Fund, Inc. - Series One - Class D
S&P 500 Composite Total Return Index

Annual Report for the year ended July 31, 2018                                                                                 American Growth Fund, Inc. - Series One – Page 27

On 3/1/96, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions. Performance quoted represents past performance and cannot be used to predict future results. The investment return and principal value of an investment will fluctuate so that the investors shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 07/31/2018. For current performance figures please call 1-800-525-2406.

                                5 years                    10 years

Series One                             1 year                      annualized             annualized

Class D without load             7.68)%                   8.74)%                    6.18)%

Class D with load*                 1.45)%                   7.43)%                    5.55)%

Class A without load             7.32)%                   8.39)%                    5.85)%

Class A with load*                 1.15)%                   7.08)%                    5.23)%

Class B without load             6.16)%                   7.57)%                    5.12)%

Class C without load             6.43)%                   7.59)%                    5.09)%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235

CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103

LEGAL COUNSEL: K&L Gates LLP, 1601 K St NW, Washington, DC 20006

UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS                                                      INVESTMENT ADVISORS

Timothy E. Taggart                  President and Director                     Investment Research Corporation

Eddie R. Bush                          Director                                           1636 Logan Street

Darrell E. Bush                        Director                                           Denver, CO 80203

Patricia A. Blum                       Vice President                                  OFFICERS AND DIRECTORS

Michael L. Gaughan                 Chief Compliance Officer                Timothy E. Taggart                  President, Treasurer, and

                                                and Corporate Secretary                                                                   Director

                                                                                                        Michael L. Gaughan                 Vice President,

                                                                                                                                                        Secretary

                                                                                                                                                        and Director

                                                                                                        Patricia A. Blum                       Vice President

9/2018